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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): February 8, 2001


                           BLOUNT INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)


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          Delaware                                             63-0780521
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

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                            4520 Executive Park Drive
                            Montgomery, Alabama 36116
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (334) 244-4000

                                       N/A

          (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS

          On February 8, 2001, Blount International, Inc., a Delaware corporation ("Blount"), issued a press release reporting results for the fourth quarter and for the year ended December 31, 2000. The press release also announces that Blount has entered into an amendment to the $500,000,000 Credit Agreement (the "Credit Agreement") dated as of August 19, 1999, among Blount, Blount, Inc., as Borrower, the lenders party thereto, Lehman Brothers Inc., as Arranger, Lehman Commercial Paper Inc., as Syndication Agent, and Bank of America, N.A., as Administrative Agent, to, in part, ease certain financial covenants of the Credit Agreement through March 31, 2002. The amendment was entered into, in part, to avoid a possible default under the leverage and interest coverage ratios covenants of the Credit Agreement when financial statements were prepared for the year ending December 31, 2000.

          The press release issued by Blount on February 8, 2001, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein. The amendment to the Credit Agreement is attached hereto as Exhibit 99.2 and is hereby incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements.

               None.

          (b)  Pro Forma Financial Information.

               None.

          (c)  Exhibits.

               99.1 Press Release dated February 8, 2001, of Blount
                    International, Inc.

               99.2 Amendment No. 1 to the $500,000,000 Credit Agreement dated as of August 19, 1999, among Blount International, Inc., Blount, Inc., as Borrower, the lenders party thereto, Lehman Brothers Inc., as Arranger, Lehman Commercial Paper Inc., as Syndication Agent, and Bank of America, N.A., as Administrative Agent


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BLOUNT INTERNATIONAL, INC.
                                             (Registrant)


Date: February 8, 2001                       By: /s/ Richard H. Irving, III
                                                 ----------------------------
                                                 Richard H. Irving, III
                                                 Senior Vice President,
                                                 General Counsel and Secretary


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                                 EXHIBIT INDEX

Exhibit No.              Description of the Exhibit

99.1            Press Release dated February 8, 2001, of Blount International,
                Inc.

99.2 Amendment No. 1 to the $500,000,000 Credit Agreement dated as of August 19, 1999, among Blount International, Inc., Blount, Inc., as Borrower, the lenders party thereto, Lehman Brothers Inc., as Arranger, Lehman Commercial Paper Inc., as Syndication Agent, and Bank of America, N.A., as
                Administrative Agent